Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter 2020 Financial Results

HAYWARD, Calif., April 29, 2020 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended March 27, 2020.

“UCT’s strong performance in the first quarter resulted in record revenue, improved profitability and solid earnings,” said Jim Scholhamer, CEO. “Early recognition of the pandemic, supported by an exceptional business continuity team and a dedicated workforce, allowed us to minimize disruptions to our facilities and supply chain for both equipment and service operations. All of UCT’s facilities remain operational and we will continue to leverage our global footprint to fulfill ongoing customer demand.”

First Quarter 2020 GAAP Financial Results

Total revenue was $320.9 million. SPS contributed $259.4 million and SSB added $61.5 million. Total gross margin was 20.5%, operating margin was 7.0%, and net income was $9.4 million or $0.24 and $0.23 per basic and diluted share, respectively. This compares to total revenue of $286.4 million, gross margin of 19.7%, operating margin of 1.6%, and net loss of $10.3 million or $(0.26) per basic share in the prior quarter.

First Quarter 2020 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 20.9%, operating margin was 9.9%, and net income was $21.0 million or $0.52 per diluted share excluding stock-based compensation. This compares to gross margin of 20.3%, operating margin of 9.3%, and net income of $16.0 million or $0.40 per diluted share, excluding stock-based compensation, in the prior quarter.

Second Quarter 2020 Outlook

Due to limited visibility resulting from the coronavirus pandemic, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $290.0 million to $330.0 million and GAAP diluted net income per share to be between $0.24 and $0.40. The Company expects non-GAAP diluted net income per share to be between $0.40 and $0.56.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10142384. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Ultra Clean offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping and component manufacturing, and tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the following quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 27, 2019 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended
	March 27, 2020	March 29, 2019

Revenues:
Product	$259,383	$200,245
Services	61,513	59,896
Total revenues	320,896	260,141
Cost of revenues:
Product	214,755	174,564
Services	40,479	40,780
Total cost revenues	255,234	215,344
Gross margin	65,662	44,797
Operating expenses:
Research and development	3,408	3,431
Sales and marketing	5,750	5,395
General and administrative	33,954	27,791
Total operating expenses	43,112	36,617
Income from operations	22,550	8,180
Interest income	312	191
Interest expense	(5,188)	(6,589)
Other income (expense), net	(2,691)	1,079
Income before provision for income taxes	14,983	2,861
Provision for income taxes	4,465	1,507
Net income	10,518	1,354
Less: Net income attributable to noncontrolling interests	1,095	749
Net income attributable to UCT	$9,423	$605

Net income per share attributable to UCT common stockholders:
Basic	$0.24	$0.02
Diluted	$0.23	$0.02
Shares used in computing net income per share:
Basic	39,817	39,122
Diluted	40,704	39,448

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	March 27, 2020	December 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$208,070	$162,531
Accounts receivable, net of allowance	113,272	112,694
Inventories	186,988	172,420
Prepaid expenses and other current assets	19,617	19,400
Total current assets	527,947	467,045

Property, plant and equipment, net	143,404	145,272
Goodwill	171,132	171,087
Intangibles assets, net	175,368	180,318
Deferred tax assets, net	13,903	15,498
Operating lease right-of-use assets	35,584	34,877
Other non-current assets	4,907	5,209
Total assets	$1,072,245	$1,019,306

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$8,331	$8,842
Accounts payable	129,262	133,058
Accrued compensation and related benefits	25,036	24,825
Operating lease liabilities	13,443	13,179
Other current liabilities	36,948	30,694
Total current liabilities	213,020	210,598

Bank borrowings, net of current portion	323,852	283,390
Deferred tax liabilities	24,635	25,183
Operating lease liabilities	28,810	28,828
Other liabilities	19,120	18,800
Total liabilities	609,437	566,799

Equity:
UCT Stockholders’ equity:
Common stock	300,770	297,693
Retained earnings	149,790	140,367
Accumulated other comprehensive loss	(4,628)	(1,334)
Total UCT stockholders' equity	445,932	436,726
Noncontrolling interest	16,876	15,781
Total equity	462,808	452,507
Total liabilities and stockholders’ equity	$1,072,245	$1,019,306

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited; in thousands)

	Three Months Ended
	March 27, 2020	March 29, 2019
Cash flows from operating activities:
Net income	$10,518	$1,354
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,804	12,157
Stock-based compensation	3,077	2,913
Deferred income taxes	1,046	(37)
Others	2,977	(1,225)
Changes in assets and liabilities:
Accounts receivable	(663)	(4,182)
Inventories	(14,741)	5,579
Prepaid expenses and other	(224)	(2,430)
Other non-current assets	302	(943)
Accounts payable	(4,099)	(626)
Accrued compensation and related benefits	219	3,087
Change in operating leases	(418)	—
Income taxes payable	1,559	1,266
Other liabilities	4,359	1,185
Net cash provided by operating activities	15,716	18,098
Cash flows from investing activities:
Purchases of property, plant and equipment	(6,708)	(4,844)
Proceeds from sale of equipment	—	646
Net cash used for investing activities	(6,708)	(4,198)
Cash flows from financing activities:
Proceeds from bank borrowings	51,505	6,587
Payments on bank borrowings and finance leases	(14,477)	(8,863)
Employees’ taxes paid upon vesting of restricted stock units	—	(850)
Net cash provided by (used for) financing activities	37,028	(3,126)
Effect of exchange rate changes on cash and cash equivalents	(497)	(145)
Net increase in cash and cash equivalents	$45,539	$10,629
Cash and cash equivalents at beginning of period	162,531	144,145
Cash and cash equivalents at end of period	$208,070	$154,774

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; Dollars in thousands)

	GAAP			Non-GAAP
	Three months ended			Three months ended
	March 27, 2020			March 27, 2020
	SPS	SSB	Consolidated	SPS	SSB	Consolidated
Revenues	$259,383	$61,513	$320,896	$259,383	$61,513	$320,896
Gross profit	$44,628	$21,034	$65,662	$45,168	$22,057	$67,225
Gross margin	17.2%	34.2%	20.5%	17.4%	35.9%	20.9%
Operating profit	$20,339	$2,211	$22,550	$24,553	$7,300	$31,853
Operating margin	7.8%	3.6%	7.0%	9.5%	11.9%	9.9%	%

	Three months ended
	March 27, 2020
	SPS	SSB	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$44,628	$21,034	$65,662
Amortization of intangible assets (1)	-	1,023	1,023
Restructuring charges (2)	233	-	233
Stock based compensation expense (3)	307	-	307
Non-GAAP gross profit	$45,168	$22,057	$67,225

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.2%	34.2%	20.5%
Amortization of intangible assets (1)	0.0%	1.7%	0.3%
Restructuring charges (2)	0.1%	-	0.0%
Stock based compensation expense (3)	0.1%	-	0.1%
Non-GAAP gross margin	17.4%	35.9%	20.9%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$20,339	$2,211	$22,550
Amortization of intangible assets (1)	1,173	3,778	4,951
Restructuring charges (2)	587	1,013	1,600
Stock based compensation expense (3)	2,454	298	2,752
Non-GAAP income from operations	$24,553	$7,300	$31,853

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	7.8%	3.6%	7.0%
Amortization of intangible assets (1)	0.5%	6.1%	1.5%
Restructuring charges (2)	0.2%	1.6%	0.5%
Stock based compensation expense (3)	1.0%	0.5%	0.9%
Non-GAAP operating margin	9.5%	11.9%	9.9%

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	March 27,	March 29,	December 27,
	2020	2019	2019
Reconciliation of GAAP Net Income (loss) to Non-GAAP Net Income (in thousands)
Reported net income (loss) attributable to Ultra Clean Holdings, Inc. on a GAAP basis	$9,423	$605	$(10,267)
Amortization of intangible assets (1)	4,951	4,854	5,091
Restructuring charges (2)	1,600	947	13,552
Stock based compensation expense (3)	2,752	3,027	3,537
Fair value adjustments (4)	2,948	-	6,562
Acquisition related costs (5)	-	2,339	111
Income tax effect of non-GAAP adjustments (6)	(2,291)	(2,144)	(6,001)
Income tax effect of valuation allowance (7)	1,663	958	3,440
Non-GAAP net income attributable to Ultra Clean Holdings, Inc.	$21,046	$10,586	$16,025

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$22,550	$8,180	$4,504
Amortization of intangible assets (1)	4,951	4,854	5,091
Restructuring charges (2)	1,600	617	13,500
Stock based compensation expense (3)	2,752	3,027	3,537
Acquisition related costs (5)	-	2,339	111
Non-GAAP income from operations	$31,853	$19,017	$26,743

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	7.0%	3.1%	1.6%
Amortization of intangible assets (1)	1.5%	1.9%	1.8%
Restructuring charges (2)	0.5%	0.2%	4.7%
Stock based compensation expense (3)	0.9%	1.2%	1.2%
Acquisition related costs (5)	0.0%	0.9%	0.0%
Non-GAAP operating margin	9.9%	7.3%	9.3%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$65,662	$44,797	$56,396
Amortization of intangible assets (1)	1,023	1,023	1,023
Restructuring charges (2)	233	515	21
Stock based compensation expense (3)	307	553	752
Non-GAAP gross profit	$67,225	$46,888	$58,192

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	20.5%	17.2%	19.7%
Amortization of intangible assets (1)	0.3%	0.4%	0.4%
Restructuring charges (2)	0.0%	0.2%	0.0%
Stock based compensation expense (3)	0.1%	0.2%	0.2%
Non-GAAP gross margin	20.9%	18.0%	20.3%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(7,567)	$(5,319)	$(12,300)
Restructuring charges (2)	-	(330)	52
Fair value adjustments (4)	2,948	-	6,562
Non-GAAP interest and other income (expense)	$(4,619)	$(5,649)	$(5,686)

1	Amortization of intangible assets related to the Company's acquisitions of AIT, Thermal, FDS, QGT and DMS

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Fair value adjustments related to contingent consideration and purchase obligation

5	Represents costs related to the QGT and DMS acquisitions

6	Tax effect of items (1) through (5) above based on the non-GAAP tax rate shown below

7	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.

	Three Months Ended
	March 27,	March 29,	December 27,
	2020	2019	2019
Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.23	$0.02	$(0.26)
Amortization of intangible assets	0.12	0.12	0.13
Restructuring charges	0.04	0.03	0.34
Stock based compensation expense	0.07	0.07	0.09
Fair value adjustments	0.08	-	0.16
Acquisition related costs	-	0.06	0.01
Income tax effect of non-GAAP adjustments	(0.06)	(0.05)	(0.15)
Income tax effect of valuation allowance	0.04	0.02	0.08
Non-GAAP net income	$0.52	$0.27	$0.40
Weighted average number of diluted shares (thousands) on a non-GAAP basis	40,704	39,448	40,523

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	March 27,	March 29,	December 27,
	2020	2019	2019
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$4,465	$1,507	$1,811
Income tax effect of non-GAAP adjustments (1)	2,291	2,144	6,001
Income tax effect of valuation allowance (2)	(1,663)	(958)	(3,440)
Non-GAAP provision for income taxes	$5,093	$2,693	$4,372

Income (loss) before income taxes on a GAAP basis	$14,983	$2,861	$(7,796)
Amortization of intangible assets	4,951	4,854	5,091
Restructuring charges	1,600	947	13,552
Stock based compensation expense	2,752	3,027	3,537
Fair value adjustments	2,948	-	6,562
Acquisition related costs	-	2,339	111
Non-GAAP income before income taxes	$27,234	$14,028	$21,057
Effective income tax rate on a GAAP basis	29.8%	52.7%	-23.2%
Non-GAAP effective income tax rate	18.7%	19.2%	20.8%

1	Tax effect of items (1) through (7) above based on the non-GAAP tax rate

2	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.